EXHIBIT 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of RCG Companies Incorporated (the "COMPANY") on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), the undersigned certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   October 13, 2004

/s/ Michael D. Pruitt
-----------------------
Michael D. Pruitt
Chief Executive Officer

/s/ William W. Hodge
------------------------
William W. Hodge
Chief Financial Officer